DELAWARE GROUP EQUITY FUNDS III

Delaware Focused Value Fund
(formerly Delaware Research Fund)

Supplement to the Fund's Prospectuses
dated August 29, 2001

     The Board of Trustees of Delaware Group Equity Funds III (the "Trust") unanimously voted to change the name of the Delaware Research Fund series of the Trust to Delaware Focused Value Fund (the "Fund"). The Board also unanimously voted to change the Fund's investment strategy, effective as of the date of this Supplement.

      Accordingly, the disclosure under the heading "What are the Fund's main investment strategies" is amended to read in its entirety as follows:

We invest primarily in equity securities and have the ability to invest in companies of all market capitalizations. In pursuing the Fund's objective, we use a value investment style. That is, we invest in stocks that we believe are undervalued and have an above-average potential to increase in price. Generally, the Fund will hold only 20 to 40 different stocks.

In making our investment decisions, we analyze stocks using quantitative models that measure their value, earnings expectations and risk characteristics. Among the stocks that we regard as the most favorable investment opportunities based on this quantitative analysis, we apply a bottom-up analysis to choose the stocks which we believe to be undervalued and which we believe have the greatest potential for long-term price appreciation. We will generally sell a stock if it has increased in price to the point where we no longer consider it to be undervalued.

     The disclosure under the heading "Our investment strategies" under "How we manage the Funds" for the Fund is amended to read as follows:

Delaware Focused Value Fund

The Fund invests primarily in equity securities without any limit on size or capitalization of the companies issuing them. In pursuing the Fund's objective, we use a value investment style. That is, we invest in stocks that we believe are undervalued and have an above-average potential to increase in price. Generally, the Fund will limit its portfolio to 20 to 40 different stocks. The process we follow in making investment decisions is described below.

  We begin by analyzing stocks using quantitative models that measure their value, earnings expectations and risk characteristics.
  We then perform a bottom-up analysis on the companies that our quantitative analysis identifies as the most favorable investment opportunities. That analysis focuses on the financial condition and relative competitive position of each issuer under consideration.
  Based on this bottom-up analysis, we select 20 to 40 individual securities for the Fund that we believe to be undervalued and to have the greatest potential for capital appreciation.

We will generally sell a stock if it has increased in price to the point where we no longer consider it to be undervalued. We will also consider selling a stock if we identify another investment that we believe has greater return potential based on our investment process.

Delaware Focused Value Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

     The section under the heading "The securities we typically invest in" under "How we manage the Funds" is replaced to read as follows:

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

Securities	How we use them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.

We invest at least 65% of each Fund's total assets in a portfolio of 20-40 equity securities (including common stocks and convertible securities). Generally, however, we invest 90% to 100% of net assets in common stock. Each Fund may invest in common stocks of any market capitalization.

Foreign securities and American Depositary Receipts: Securities of foreign entities issued directly or, in the case of American Depositary Receipts, through a U.S. bank. ADRs represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Although each Fund may invest up to 25% of its net assets in foreign securities, we have no present intention of doing so. We may invest without limit in ADRs and will do so when we believe they offer greater value and greater appreciation potential than U.S. securities.

Convertible securities: Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price.	Each Fund may invest in convertible securities and selects them on the basis of the common stock into which they can be converted, not on the basis of the debt ratings of the convertible securities.

Repurchase agreements: An agreement between a buyer of securities, such as a Fund, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, each Fund uses repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, each Fund must have collateral of at least 102% of the repurchase price. The Funds may not have more than 10% of their assets in repurchase agreements with maturities of over seven days. The Funds will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities whose resale is restricted under securities law.

The Funds may invest in privately placed securities including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities.

Options and futures: Options represent a right to buy or sell a security at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Certain options and futures may be considered to be derivative securities.

If we have stocks in the Funds that have unrealized gains because of past appreciation, we would want to protect those gains when we anticipate adverse conditions. We might use options or futures to neutralize the effect of any price declines, without selling the security. For example, we might buy a put option giving us the right to sell the stock at a specific price on a specific date in the future. If prices then fell, our decline would be offset by the gain on the put option. On the other hand, if prices rose, we would lose the amount paid for the put option, but we would still own the stock, and could benefit from the appreciation.

Use of these strategies can increase the operating costs of the Funds and can lead to loss of principal.

Illiquid securities: Securities that do not have a ready market, and cannot be easily sold within seven days at approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Funds may invest no more than 15% of net assets in illiquid securities.

Real Estate Investment Trusts (REITs): REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Each Fund may invest in REITs consistent with its investment objective and policies.

Each Fund may also invest in other securities including warrants, preferred stocks and bonds. Please see the Statement of Additional Information for additional descriptions of these securities and other securities in which the Funds may invest.

Lending securities
Each Fund may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, will generate additional income for the Funds.

Purchasing securities on a when-issued or delayed delivery basis
Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. A Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions
In response to unfavorable market conditions, each Fund may make temporary investments in bonds, cash or cash equivalents. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover
The Funds intend to engage in active and frequent trading of their portfolio securities to achieve their investment objectives. We anticipate that Delaware Focused Growth Fund will have an annual portfolio turnover of more than 100%. Delaware Focused Value Fund's portfolio turnover rate may exceed 300%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover rate can result in increased transaction costs and tax liability for investors.

     The section under the heading "The risks of investing in the Funds" under "How we manage the Funds" is replaced to read as follows:

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.
Risks	How we strive to manage them

Market risk is the risk that all or a majority of the securities in a certain market-like the stock or bond market-will decline in value because of factors such as economic conditions, future expectations or investor confidence.

For each Fund, we maintain a long-term approach and focus on securities that we believe can continue to provide returns over an extended period of time regardless of interim market fluctuations. We do not try to predict overall market movements and generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock.

Each Fund may invest more than 25% of its net assets in any one industry or group of industries. As a result, the value of a Fund's shares will fluctuate in response to economic, political or regulatory developments affecting a particular industry or closely related industries that represent a large percentage of a Fund's assets, and may fluctuate more widely than shares of a fund that invests in a broader range of industries.

To seek to reduce these risks, we limit the amount of each Fund's assets invested in any one industry and we follow a rigorous selection process before choosing securities for the Fund.

Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall. However, investments in equity securities issued by small and medium-sized companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates. Financial services companies may also be affected by interest rate changes because such changes impact their cost of capital and profitability.

Each Fund can invest in small or mid-cap companies and we seek to address the potential interest rate risks associated with those holdings by analyzing each company's financial situation and its cash flow to determine the company's ability to finance future expansion and operations. The potential impact that rising interest rates might have on a stock is taken into consideration before a stock is purchased.

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Each Fund typically invests only a small portion of its portfolio in foreign securities or ADRs. When we do purchase foreign securities, they are often denominated in U.S. dollars. We also tend to avoid markets where we believe accounting standards or the regulatory structure are underdeveloped.

Company size risk is the risk that prices of small and medium-sized companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines.

Each Fund seeks opportunities among companies of all sizes. However, because each Fund does not concentrate specifically on small or medium-sized companies, this risk may be balanced by holdings of larger companies.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price that a fund values them.	We limit exposure to illiquid securities.

Non-diversified funds risk: Non-diversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio as set forth in applicable tax laws. The remaining 50% of the portfolio must be diversified so that no more than 5% of a fund's assets as set forth in applicable tax laws are invested in the securities of a single issuer. Since a non-diversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified because changes in the price of any one portfolio security may affect a larger portion of the fund's overall assets.

Each Fund will not be diversified under the 1940 Act. However, each Fund generally will be invested in 20 to 40 stocks.

Futures and options risk is the possibility that a fund may experience a significant loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

We will not use futures and options for speculative reasons. We may use futures and options to protect gains in the portfolio without actually selling a security. We may also use options and futures to quickly invest excess cash so that the portfolio is generally fully invested.

     The section under the heading "Portfolio managers" under "Who manages the Funds" is amended to read as follows for the Fund:

Delaware Focused Value Fund
Joshua H. Brooks, Timothy G. Connors and Paul Dokas have primary responsibility for making day-to-day investment decisions for Delaware Focused Value Fund. Mr. Connors and Mr. Dokas have been managing the Fund since its inception and Mr. Brooks has been managing the Fund since December 14, 2001.

Joshua H. Brooks, Senior Vice President/Chief Investment Officer - Value Investing, earned his undergraduate education at Yale University and Seikei Gakuen in Tokyo and an MBA from the University of London's London Business School. He joined Delaware Investments in 1991 as an analyst. Since that time, he has worked in various positions in equity research, portfolio management and business development in both Philadelphia and London. Prior returning to Philadelphia in 2000, Mr. Brooks worked at Delaware International Advisers in London as a Senior Portfolio Manager.

Timothy G. Connors, Senior Vice President/Director of Research - Fundamental, earned a bachelor's degree at the University of Virginia and an MBA degree in Finance at Tulane University. Mr. Connors co-manages Structured Products team portfolios with Mr. Dokas. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis, and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. He is a CFA Charterholder and a member of the Association for Investment Management and Research.

J. Paul Dokas, Senior Vice President/Director of Research - Quantitative, earned a bachelor's degree at Loyola College and an MBA degree at the University of Maryland. Prior to joining Delaware Investments in 1997, he was Director - Trust Investment at Bell Atlantic Corporation where he was responsible for the investment strategies and asset allocation for more than $10 billion in assets in the company's defined benefit and defined contribution plans. At Delaware Investments, he leads the Diversified Products team which manages various U.S. Equity and asset allocation products. Mr. Dokas is a CFA charterholder and a member of the Association for Investment Management Research. Mr. Dokas is a Director of the Financial Analysts Society of Philadelphia.

This Supplement is dated December 14, 2001.